SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                              Form 8-K




                            CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




                             May 31, 1996
          Date of Report (Date of earliest event reported)


                            AKORN, INC.
           (Exact name of registrant as specified in its charter)



          LOUISIANA                    0-13976            72-0717400
          (State or other              (Commission        (IRS Employer
          jurisdiction of              File Number)       Identification
          incorporation)                                  No.)




                          100 Akorn Drive
                  Abita Springs, Louisiana  70420
        (Address of principal executive offices) (Zip Code)



                          (504) 893-9300
        (Registrant's telephone number, including area code)


                           Not Applicable
       (Former name or former address, if changed since last report)

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          ITEM 5.  Other Events.

          Acquisition of Pasadena research Laboratories, Inc.

               On   May   31,  1996,  the  registrant,  Akorn,  Inc.   (the
          "Company"), acquired all of the issued and outstanding capital stock of Pasadena Research Laboratories, Inc., a California corporation ("PRL"). The acquisition was consummated pursuant to an Agreement and Plan of Merger dated as of May 7, 1996 (the
          "Merger   Agreement")   by   and   among   the   Company,   Akorn
          Manufacturing, Inc. ("AMI"), an Illinois corporation and a wholly-owned subsidiary of the Company, PRL and all of the three
          shareholders  of  PRL.   Pursuant  to  the Merger Agreement,  PRL
          merged  with  and  into  AMI  (the  "Merger")   and  all  of  the
          outstanding  shares  of capital stock of PRL were converted  into
          1.4 million shares of common stock, no par value, of the Company. The transaction will be accounted for as a pooling-of-interests. The consideration paid to the three PRL shareholders was arrived
          at  through  arm's  length negotiation  among  the  parties.   As
          contemplated by the Merger Agreement, AMI and Akorn entered into employment agreements with three former PRL employees, each of whom was a PRL shareholder. The employment agreements, which are included as exhibits to this report, provide for compensation and
          terms  consistent  with  those  applicable  to  other   similarly
          situated Company employees.

               Prior to consummation of the Merger Agreement, PRL was engaged in the business of marketing and distributing specialized injectable products, which business will be continued by AMI. AMI currently intends to operate such business using the leased facilities in San Clemente, California occupied by PRL prior to consummation of the Merger.

               Completion of the transactions contemplated by the Merger Agreement was announced in a press release issued by the Company on June 5, 1996, a copy of which is an exhibit to this report.

          Resignation

               On June 13, 1996 the Company announced that Barry D. LaBlanc, for personal reasons, resigned as president of the Company's Ophthalmic Division and as a director of the Company. A copy of the June 13, 1996 press release making this announcement is an exhibit to this report.

               (b)  Exhibits.

                    2.0 Agreement and Plan of Merger dated May 7, 1996, by and among the Company, Akorn Manufacturing, Inc. and Pasadena Research Laboratories, Inc. ("PRL").<F1>

                    10.2 Employment Agreements, dated May 31, 1996, between
                         the  Company,   AMI   and,   respectively,   Floyd
                         Benjamin, Tom Yankoff and David Gencarella.

                    99.1 Press Release concerning completion of acquisition
                         of Pasadena Research Laboratories, Inc., issued on June 5, 1996.

                    99.2 Press Release issued June 13, 1996 concerning
                         resignation of Barry D. LeBlanc.

          _____________

          <F1> The Merger Agreement includes a list briefly identifying the contents of all omitted schedules. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/Eric M. Wingerter
                                          ____________________________
                                             Eric M. Wingerter
                                           Vice President-Finance and
                                               Administration

          Dated:  June 13, 1996.


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